Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three month periods ended September 30,		For the nine month periods ended September 30,
	2013	2012	2013	2012
	(unaudited; in millions, except per unit amounts)
Operating revenue	$1,729.8	$1,481.7	$4,969.1	$4,604.3
Operating revenue - affiliate	59.6	82.6	186.0	330.6

	1,789.4	1,564.3	5,155.1	4,934.9

Operating expenses:
Cost of natural gas	1,234.7	997.3	3,469.1	3,078.9
Cost of natural gas - affiliate	22.8	51.3	95.3	241.8
Environmental costs, net of recoveries	0.6	(134.9)	184.3	(109.0)
Operating and administrative	153.6	99.2	348.9	266.0
Operating and administrative - affiliate	111.5	116.1	329.1	352.4
Power	43.0	38.0	105.8	116.6
Depreciation and amortization	99.6	86.8	287.6	256.5

	1,665.8	1,253.8	4,820.1	4,203.2

Operating income	123.6	310.5	335.0	731.7
Interest expense	70.5	83.4	226.4	248.8
Allowance for equity used during construction	9.3	5.6	25.2	5.6
Other income (expense)	0.4	(0.9)	1.0	(1.2)

Income before income tax expense	62.8	231.8	134.8	487.3
Income tax expense	1.5	2.6	17.5	6.4

Net income	61.3	229.2	117.3	480.9
Less: Net income attributable to:
Noncontrolling interest	20.3	14.0	54.3	42.1
Series 1 preferred unit distributions	22.7	—	35.8	—
Accretion of discount on Series 1 preferred units	3.4	—	5.7	—

Net income attributable to general and limited partner ownership interest in Enbridge Energy Partners, L.P.	$14.9	$215.2	$21.5	$438.8

Net income (loss) allocable to limited partner interests	$(17.6)	$172.7	$(73.8)	$346.2

Net income (loss) per limited partner unit (basic)	$(0.05)	$0.60	$(0.23)	$1.21

Weighted average limited partner units outstanding (basic)	317.4	289.3	313.2	286.5

Net income (loss) per limited partner unit (diluted)	$(0.05)	$0.60	$(0.23)	$1.21

Weighted average limited partner units outstanding (diluted)	317.4	289.3	313.2	286.5

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine month period ended September 30,
	2013	2012
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$117.3	$480.9
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	287.6	256.5
Derivative fair value net gains (losses)	16.8	(10.4)
Inventory market price adjustments	3.3	9.8
Environmental costs, net of recoveries	221.1	32.2
Deferred income taxes	13.5	0.2
State income taxes	7.9	—
Allowance for equity used during construction	(25.2)	(5.6)
Other	10.7	15.0
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	66.2	(16.8)
Due from General Partner and affiliates	(4.9)	2.8
Accrued receivables	452.5	125.9
Inventory	(87.4)	21.0
Current and long-term other assets	(22.3)	(12.6)
Due to General Partner and affiliates	3.1	(1.1)
Accounts payable and other	28.0	6.1
Environmental liabilities	(79.8)	(78.6)
Accrued purchases	(77.0)	(138.2)
Interest payable	8.3	8.8
Property and other taxes payable	8.1	12.4
Settlement of interest rate derivatives	(5.3)	—

Net cash provided by operating activities	942.5	708.3

Cash used in investing activities:
Additions to property, plant and equipment	(1,733.0)	(1,211.9)
Changes in construction payables	218.5	72.8
Changes in restricted cash	(2.2)	—
Investment in joint venture	(181.8)	(81.7)
Other	(5.6)	2.8

Net cash used in investing activities	(1,704.1)	(1,218.0)

Cash provided by financing activities:
Net proceeds from Series 1 preferred unit issuance	1,200.0	—
Net proceeds from unit issuances	519.3	456.2
Distributions to partners	(530.6)	(484.2)
Repayments to General Partner	(12.0)	(12.0)
Repayments of long-term debt	(200.0)	—
Net commercial paper (repayments) borrowings	(734.9)	285.0
Contribution from noncontrolling interest	355.2	122.3
Distributions to noncontrolling interest	(39.7)	(47.0)

Net cash provided by financing activities	557.3	320.3

Net decrease in cash and cash equivalents	(204.3)	(189.4)
Cash and cash equivalents at beginning of year	227.9	422.9

Cash and cash equivalents at end of period	$23.6	$233.5

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30, 2013	December 31, 2012
	(unaudited, in millions)
ASSETS
Current assets:
Cash and cash equivalents	$23.6	$227.9
Restricted cash	2.2	—
Receivables, trade and other, net of allowance for doubtful accounts of $1.1 million in 2013 and $1.9 million in 2012	76.0	142.4
Due from General Partner and affiliates	32.7	27.2
Accrued receivables	117.2	569.7
Inventory	154.8	72.7
Other current assets	48.8	48.0

	455.3	1,087.9
Property, plant and equipment, net	12,413.8	10,937.6
Goodwill	246.7	246.7
Intangibles, net	253.7	257.2
Other assets, net	514.5	267.4

	$13,884.0	$12,796.8

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$50.3	$43.5
Accounts payable and other	786.5	646.0
Environmental liabilities	231.4	108.0
Accrued purchases	410.2	484.1
Interest payable	72.0	69.0
Property and other taxes payable	79.5	71.4
Note payable to General Partner	12.0	12.0
Current maturities of long-term debt	—	200.0

	1,641.9	1,634.0
Long-term debt	4,767.3	5,501.7
Loans from General Partner and affiliate	306.0	318.0
Due to General Partner and affiliate	35.8	—
Deferred income tax liability	16.5	3.0
Other long-term liabilities	105.2	92.2

Total liabilities	6,872.7	7,548.9

Commitments and contingencies
Partners’ capital:
Series 1 preferred units (48,000,000 at September 30, 2013)	1,158.0	—
Class A common units (254,208,428 at September 30, 2013 and December 31, 2012)	3,155.7	3,590.2
Class B common units (7,825,500 at September 30, 2013 and December 31, 2012)	70.7	83.9
i-units (62,580,110 and 41,198,424 at September 30, 2013 and December 31, 2012, respectively)	1,301.6	801.8
General Partner	304.8	299.0
Accumulated other comprehensive income (loss)	(142.8)	(320.5)

Total Enbridge Energy Partners, L.P. partners’ capital	5,848.0	4,454.4
Noncontrolling interest	1,163.3	793.5

Total partners’ capital	7,011.3	5,247.9

	$13,884.0	$12,796.8

NET INCOME PER LIMITED PARTNER UNIT

We allocate our net income among our Series 1 Preferred Units, or Preferred Units, Enbridge Energy Company, Inc., our General Partner, and our limited partners using first preferred unit distributions and then the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, after noncontrolling interest and preferred unit distributions, including any incentive distribution rights embedded in the general partner interest, to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our General Partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners, after Preferred Unit allocations, based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

We determined basic and diluted net income per limited partner unit as follows:

	For the three month period ended September 30,		For the nine month period ended September 30,
	2013	2012	2013	2012
	(in millions, except per unit amounts)
Net income	$61.3	$229.2	$117.3	$480.9
Less: Net income attributable to:
Noncontrolling interest	(20.3)	(14.0)	(54.3)	(42.1)
Series 1 preferred unit distributions	(22.7)	—	(35.8)	—
Accretion of discount on Series 1 preferred units	(3.4)	—	(5.7)	—

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	14.9	215.2	21.5	438.8
Less distributions paid:
Incentive distributions to our General Partner	(32.9)	(30.7)	(96.8)	(85.5)
Distributed earnings allocated to our General Partner	(3.6)	(3.4)	(10.6)	(9.7)

Total distributed earnings to our General Partner	(36.5)	(34.1)	(107.4)	(95.2)
Total distributed earnings to our limited partners	(176.5)	(164.4)	(518.6)	(471.5)

Total distributed earnings	(213.0)	(198.5)	(626.0)	(566.7)

Overdistributed earnings	$(198.1)	$16.7	$(604.5)	$(127.9)

Weighted average limited partner units outstanding	317.4	289.3	313.2	286.5

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.56	$0.57	$1.66	$1.65
(Overdistributed) earnings per limited partner unit (2)	(0.61)	0.03	(1.89)	(0.44)

Net income (loss) per limited partner unit (basic and diluted) (3)	$(0.05)	$0.60	$(0.23)	$1.21

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

(3)	For the three and nine month periods ended September 30, 2013, 43,201,310 anti-dilutive Preferred Units were excluded from the if-converted method of calculating diluted earnings per unit.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas, and Marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	For the three month period ended September 30, 2013
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$401.5	$1,209.8	$447.1	$—	$2,058.4
Less: Intersegment revenue	—	257.8	11.2	—	269.0

Operating revenue	401.5	952.0	435.9	—	1,789.4
Cost of natural gas	—	822.5	435.0	—	1,257.5
Environmental costs, net of recoveries	0.6	—	—	—	0.6
Operating and administrative	149.7	112.0	1.6	1.8	265.1
Power	43.0	—	—	—	43.0
Depreciation and amortization	63.8	35.8	—	—	99.6

	257.1	970.3	436.6	1.8	1,665.8
Operating income (loss)	144.4	(18.3)	(0.7)	(1.8)	123.6
Interest expense	—	—	—	70.5	70.5
Allowance for equity used during construction	—	—	—	9.3	9.3
Other income	—	—	—	0.4	0.4

Income (loss) from continuing operations before income tax expense	144.4	(18.3)	(0.7)	(62.6)	62.8
Income tax expense	—	—	—	1.5	1.5

Net income (loss)	144.4	(18.3)	(0.7)	(64.1)	61.3
Less: Net income attributable to:
Noncontrolling interest	—	—	—	20.3	20.3
Series 1 preferred unit distributions	—	—	—	22.7	22.7
Accretion of discount on Series 1 preferred units	—	—	—	3.4	3.4

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$144.4	$(18.3)	$(0.7)	$(110.5)	$14.9

(1)

Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	For the three month period ended September 30, 2012
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$329.5	$1,109.2	$375.0	$—	$1,813.7
Less: Intersegment revenue	0.5	244.9	4.0	—	249.4

Operating revenue	329.0	864.3	371.0	—	1,564.3
Cost of natural gas	—	677.5	371.1	—	1,048.6
Environmental costs, net of recoveries	(134.9)	—	—	—	(134.9)
Operating and administrative	96.6	116.4	1.8	0.5	215.3
Power	38.0	—	—	—	38.0
Depreciation and amortization	52.5	34.3	—	—	86.8

	52.2	828.2	372.9	0.5	1,253.8
Operating income (loss)	276.8	36.1	(1.9)	(0.5)	310.5
Interest expense	—	—	—	83.4	83.4
Allowance for equity used during construction	—	—	—	5.6	5.6
Other expense	—	—	—	(0.9)	(0.9)

Income (loss) from continuing operations before income tax expense	276.8	36.1	(1.9)	(79.2)	231.8
Income tax expense	—	—	—	2.6	2.6

Net income (loss)	276.8	36.1	(1.9)	(81.8)	229.2
Less: Net income attributable to the noncontrolling interest	—	—	—	14.0	14.0

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$276.8	$36.1	$(1.9)	$(95.8)	$215.2

(1)

Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the nine month period ended September 30, 2013
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$1,100.7	$3,563.1	$1,340.6	$—	$6,004.4
Less: Intersegment revenue	—	816.2	33.1	—	849.3

Operating revenue	1,100.7	2,746.9	1,307.5	—	5,155.1
Cost of natural gas	—	2,259.3	1,305.1	—	3,564.4
Environmental costs, net of recoveries	184.3	—	—	—	184.3
Operating and administrative	334.8	333.6	4.2	5.4	678.0
Power	105.8	—	—	—	105.8
Depreciation and amortization	181.0	106.6	—	—	287.6

	805.9	2,699.5	1,309.3	5.4	4,820.1
Operating income (loss)	294.8	47.4	(1.8)	(5.4)	335.0
Interest expense	—	—	—	226.4	226.4
Allowance for equity used during construction	—	—	—	25.2	25.2
Other income	—	—	—	1.0	1.0

Income (loss) from continuing operations before income tax expense	294.8	47.4	(1.8)	(205.6)	134.8
Income tax expense	—	—	—	17.5	17.5

Net income (loss)	294.8	47.4	(1.8)	(223.1)	117.3
Less: Net income attributable to:
Noncontrolling interest	—	—	—	54.3	54.3
Series 1 preferred unit distributions	—	—	—	35.8	35.8
Accretion of discount on Series 1 preferred units	—	—	—	5.7	5.7

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$294.8	$47.4	$(1.8)	$(318.9)	$21.5

Total assets (2)	$8,497.9	$5,180.2	$44.4	$161.5	$13,884.0

Capital expenditures (excluding acquisitions)	$1,527.2	$191.9	$—	$13.9	$1,733.0

(1)

Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

(2)	Totals assets for our Natural Gas Segment includes our long term equity investment in the Texas Express NGL system.

	As of and for the nine month period ended September 30, 2012
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$1,015.6	$3,595.5	$998.2	$—	$5,609.3
Less: Intersegment revenue	1.7	655.5	17.2	—	674.4

Operating revenue	1,013.9	2,940.0	981.0	—	4,934.9
Cost of natural gas	—	2,334.8	985.9	—	3,320.7
Environmental costs, net of recoveries	(109.0)	—	—	—	(109.0)
Operating and administrative	267.3	344.6	5.1	1.4	618.4
Power	116.6	—	—	—	116.6
Depreciation and amortization	155.4	101.1	—	—	256.5

	430.3	2,780.5	991.0	1.4	4,203.2
Operating income (loss)	583.6	159.5	(10.0)	(1.4)	731.7
Interest expense	—	—	—	248.8	248.8
Allowance for equity used during construction	—	—	—	5.6	5.6
Other expense	—	—	—	(1.2)	(1.2)

Income (loss) from continuing operations before income tax expense	583.6	159.5	(10.0)	(245.8)	487.3
Income tax expense	—	—	—	6.4	6.4

Net income (loss)	583.6	159.5	(10.0)	(252.2)	480.9
Less: Net income attributable to the noncontrolling interest	—	—	—	42.1	42.1

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$583.6	$159.5	$(10.0)	$(294.3)	$438.8

Total assets (2)	$6,928.8	$4,895.9	$144.1	$102.6	$12,071.4

Capital expenditures (excluding acquisitions)	$880.1	$321.0	$—	$10.8	$1,211.9

(1)

Corporate consists of interest expense, interest income, allowance for equity used during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

(2)

For comparability purposes, we have made reclassifications of approximately $92.3 million out of Total Corporate assets into Total Natural Gas assets for the September 30, 2012 balances. The reclassification represents our long term equity investment in the Texas Express NGL system as of September 30, 2012.